Exhibit 10.2

FIRST AMENDMENT TO THE

AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

OF

EASTERLY GOVERNMENT PROPERTIES LP

THIS FIRST AMENDMENT (the “Amendment”) TO THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP, DATED AS OF FEBRUARY 11, 2015 (the “Agreement”), OF EASTERLY GOVERNMENT PROPERTIES LP (the “Partnership”) is effective as of May 6, 2015. All capitalized terms used herein and not defined shall have the respective meanings ascribed to them in the Agreement.

WHEREAS, Section 14.2(B)(8) of the Agreement permits Easterly Government Properties, Inc., the general partner of the Partnership (the “General Partner”), without the consent of the Limited Partners, to amend the Agreement, among other things, to reflect the adoption, modification or termination of a Stock Plan by the Company; and

WHEREAS, the General Partner desires by this Amendment to amend the Agreement as of the date hereof.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner hereby amends the Agreement as follows:

1.	Amendment to the Agreement

The General Partner, as general partner of the Partnership and as attorney-in-fact for its Limited Partners, hereby amends the Agreement as follows:

A.	Article 1 of the Agreement is amended by replacing the existing definition of “LTIP Unit” with the following definition:

“LTIP Unit” means a Partnership Unit which is designated as an LTIP Unit having the rights, powers, privileges, restrictions, qualifications and limitations set forth in Exhibit C hereof and elsewhere in this Agreement.  For the avoidance of doubt, an LTIP Unit shall include a Special LTIP Unit.

B.	Article 1 of the Agreement is amended by replacing the existing definition of “Percentage Interest” with the following definition:

“Percentage Interest” means, with respect to any Partner, the percentage represented by a fraction (expressed as a percentage), the numerator of which is the total number of Common Units and LTIP Units then owned by such Partner, and the denominator of which is the total number of Common Units and LTIP Units then owned by all of the Partners; provided that, for purposes of allocations and distributions prior to the Special LTIP Unit Full Participation Date for any Special LTIP Unit, the Percentage Interest will be calculated by only including in the numerator and denominator a number of such Special LTIP Units equal to the number of such Special LTIP Units outstanding multiplied by the Special LTIP Unit Sharing Percentage for such Special LTIP Units.

C.	Article 1 of the Agreement is amended by inserting the following definitions of “Special LTIP Unit,” “Special LTIP Unit Full Participation Date” and “Special LTIP Unit Sharing Percentage:”

“Special LTIP Unit” means an LTIP Unit designated as a “Special LTIP Unit” as set forth in the documentation pursuant to which such LTIP Unit is granted.

“Special LTIP Unit Full Participation Date” means, for a Special LTIP Unit, the date specified as such in the documentation pursuant to which such Special LTIP Unit is granted.

“Special LTIP Unit Sharing Percentage” means, with respect to a Special LTIP Unit, ten percent (10%) or such other percentage designated as the Special LTIP Unit Sharing Percentage for such Special LTIP Unit as set forth in the documentation pursuant to which such Special LTIP Unit is granted.

2.	Continuation of the Agreement

The Agreement and this Amendment shall be read together and shall have the same force and effect as if the provisions of the Agreement and this Amendment were contained in one document.  Any provisions of the Agreement not amended by this Amendment shall remain in full force and effect as provided in the Agreement immediately prior to the date hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement as of the date first above written.

GENERAL PARTNER:

EASTERLY GOVERNMENT PROPERTIES, INC.

By:	/s/ William C. Trimble, III
	Name:	William C. Trimble, III
	Title:	CEO, President and Director.

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